ORGANIZATION AND BUSINESS OPERATIONS	9 Months Ended
Sep. 30, 2015
ORGANIZATION AND BUSINESS OPERATIONS
ORGANIZATION AND BUSINESS OPERATIONS

1. ORGANIZATION AND BUSINESS OPERATIONS

The Company was incorporated in the State of Nevada on November 29, 2010. The Company was in the GPS tracking system business until late in 2012, when the Company redirected all of its efforts into the social media business. On February 20, 2013, the Company filed Amended and Restated Articles of Incorporation with the Nevada Secretary of State to change its name from Live Event Media, Inc. to Eventure Interactive, Inc. (the “Company”).

Going Concern

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred losses since inception resulting in an accumulated deficit of $40,801,476 as of September 30, 2015 and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from business operations when they come due. Management intends to finance its operating costs over the next twelve months with existing cash on hand and loans from directors and/or the private placement of common stock. These financials do not include any adjustments relating to the recoverability and reclassification of recorded asset amounts, or amounts and classifications of liabilities that might result from this uncertainty.